American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Equity Growth Fund
Supplement dated December 19, 2025 ■ Prospectus dated November 1, 2025

Effective March 10, 2026, Equity Growth Fund will be renamed Disciplined Core Equity Fund. As of that date, all references to Equity Growth Fund will be replaced with Disciplined Core Equity Fund.

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